UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

METALS USA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34685	20-3779274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Commercial Blvd., Suite 905 Fort Lauderdale, Florida		33308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 202-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting Date.

On May 11, 2011, Metals USA Holdings Corp. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) in Fort Lauderdale, Florida.

(b) Election of Directors and Other Matters Voted Upon.

At the Annual Meeting, the four proposals stated below were submitted to a vote and approved by the Company’s stockholders of record as of March 28, 2011.

Proposal 1 – Election of Class I Directors. The Company’s stockholders elected two Class I directors, each to serve on the Company’s Board of Directors for a three-year term expiring at the 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified. Final voting results for the elected directors were as follows:

Nominee	For	Withheld	Broker Non-Votes

Larry K. Powers	31,814,867	164,632	681,345

Mark A. Slaven	31,835,384	144,115	681,345

Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2011 (the “Proxy Statement”). Final voting results were as follows:

For	Against	Abstained	Broker Non-Votes

30,066,076	1,887,026	26,397	681,345

Proposal 3 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. The Company’s stockholders held an advisory vote regarding the frequency of future advisory votes on executive compensation and voted to conduct such future advisory votes once every three years. Final voting results were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes

5,137,456	3,720	26,812,426	25,897	681,345

In light of the voting results with respect to Proposal 3, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Proxy Statement, the Company’s policy will be to hold an advisory vote on executive compensation once every three years until the next required vote by stockholders on the frequency of stockholder votes on the compensation of executives.

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. Final voting results were as follows:

For	Against	Abstained	Broker Non-Votes

32,601,660	58,705	479	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011	METALS USA HOLDINGS CORP.

	By:	/s/ Robert C. McPherson III
Robert C. McPherson III
Senior Vice President and Chief Financial Officer